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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 22, 1996
                        (Date of earliest event reported)


                          INCYTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 0-27488                  94-3136539
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)           Identification No.)


                 3174 PORTER DRIVE, PALO ALTO, CALIFORNIA 94304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 855-0555



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Item 2.   Acquisition or Disposition of Assets.
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     On July 22, 1996, the Registrant, Incyte Pharmaceuticals, Inc. ("Incyte"),
acquired all of the outstanding shares of capital stock of Genome Systems, Inc., a privately held corporation ("Genome Systems"). Genome Systems provides genomic research products and services used by scientists to assist in the identification and isolation of novel genes. Pursuant to the Securities Exchange Agreement dated as of July 22, 1996 among Incyte, Genome Systems and the securityholders of Genome Systems listed therein (the "Exchange Agreement"), Incyte exchanged 204,073 shares of its common stock, $.001 par value ("Incyte Common Stock") for all of the outstanding shares of capital stock of Genome Systems and issued an option to purchase 10,741 shares of Incyte Common Stock in exchange for the outstanding option to purchase shares of capital stock of Genome Systems (the "Exchange"), and Genome Systems became a wholly-owned subsidiary of Incyte.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements of Business Acquired.

          Financial statements of Genome Systems, if required to be filed, will be filed as soon as practicable, but not later than 60 days after the date hereof, as it is impracticable to include such financial statements herewith.

     (b)  Pro Forma Financial Information.

          Pro forma financial information, if required to be filed, will be filed as soon as practicable, but not later than 60 days after the date hereof, as it is impracticable to include such financial information herewith.

     (c)  Exhibits

     2.1 Securities Exchange Agreement, dated as of July 22, 1996, among Incyte Pharmaceuticals, Inc., Genome Systems, Inc., and the securityholders of Genome Systems, Inc. listed therein.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  August 6, 1996.


                                        INCYTE PHARMACEUTICALS, INC.



                                        By        /s/ Denise M. Gilbert
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                                        Name        Denise M. Gilbert
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                                        Title     Executive Vice President
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                                  EXHIBIT INDEX
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Exhibit
Number                            Description
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2.1       Securities Exchange Agreement, dated as of July 22, 1996, among
          Incyte Pharmaceuticals, Inc., Genome Systems, Inc., and the securityholders of Genome Systems, Inc. listed therein.